UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2007

Eastern Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-32899	20-2653793
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Race Avenue, Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717) 396-7095

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 15, 2007, the Company issued a press release containing financial information regarding its results of operations and financial condition for the quarter ended December 31, 2006.

A copy of the press release is furnished as part of this Form 8-K and is attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

On February 22, 2007, the Company issued a press release announcing that its Board of Directors has authorized the Company to repurchase up to 5% of its issued and outstanding shares of common stock.

A copy of the press release is furnished as part of this Form 8-K and is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated February 15, 2007
99.2	Press Release dated February 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN INSURANCE HOLDINGS, INC.

Dated: February 23, 2007	By:	/s/ Kevin M. Shook
Kevin M. Shook Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 15, 2007
99.2	Press Release dated February 22, 2007